Supplement dated September 21, 2016 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Prospectuses Dated May 1, 2016, as amended September 21, 2016

Issued by National Integrity Life Insurance Company Through its Separate Account I

This is a supplement to the prospectuses identified above.  This supplement describes changes to the Vanguard ETF Funds available through the Subaccounts of your VAROOM variable annuity.  Please retain this supplement for future reference.

In Part 1 — Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the total operating expenses charged by the Funds shown in the table below have changed.

In the table of gross annual Fund expenses(1) as a percentage of average net assets in each Fund, the following new information replaces the current information for the Funds listed.  All other information in this table remains the same:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
Vanguard Developed Markets Index, ETF Shares	0.06%	0.00%	0.03%	0.00%	0.09%
Vanguard Dividend Appreciation Index Fund, ETF Shares	0.08%	0.00%	0.01%	0.00%	0.09%
Vanguard Large-Cap Index Fund, ETF Shares	0.07%	0.00%	0.01%	0.00%	0.08%
Vanguard REIT Index Fund, ETF Shares	0.11%	0.00%	0.01%	0.00%	0.12%
Vanguard Short-Term Bond Index Fund, ETF Shares	0.08%	0.00%	0.01%	0.00%	0.09%
Vanguard Total Bond Market Index Fund, ETF Shares	0.04%	0.00%	0.02%	0.00%	0.06%

(1) The Funds’ expenses were provided by the Fund.  We have not verified the information independently.  Current or future expenses may be greater or less than those shown.  More details concerning the Funds’ fees and expenses are contained in the prospectus for each Fund.

For more information about the ETFs, including the risks of investing, refer to each Fund’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.